Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Heitman US Real Estate Securities Fund

Investor Class
(Trading Symbol: HTMNX)

Institutional Class
(Trading Symbol: HTMIX)

A Series of Series Portfolios Trust

February 16, 2022

Supplement to the Prospectus dated April 30, 2021

The following disclosure is hereby added to page 19 of the Prospectus of the Heitman US Real Estate Securities Fund (the “Fund”), after the disclosure regarding Cancellations and Modifications:

Converting Shares

Share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion. Although the Fund expects all share class conversions to be made on a tax-free basis, you should consult with your own tax advisor with respect to the tax treatment of your investment in the Fund and any share class conversions. The Fund reserves the right to modify, suspend or eliminate any share class conversion features at any time. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

You generally may elect on a voluntary basis to convert your Investor Class shares into Institutional Class shares of the Fund, subject to satisfying the eligibility requirements of Institutional Class shares. For shares held directly with the Transfer Agent, Investor Class shares may be converted into Institutional Class upon request to the Transfer Agent by calling the 1‑888‐799‐2944. For shares held with a financial intermediary, please contact your financial intermediary for more information about converting shares. You may also generally elect to convert on a voluntary basis your Institutional Class shares for Investor Class shares of the Fund.

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Please retain this supplement for your reference.